EXHIBIT 10.1

10.1 Executive Employment Agreement with Douglas E. Klint, dated December 15, 2002 (incorporated by reference to Exhibit 10.14 of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2002).